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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2002


                          CAROLINA BANK HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)



         North Carolina             000-31877               56-2215437
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
 of incorporation)                                   number)



              2604 Lawndale Drive, Greensboro, North Carolina 27408
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (336) 288-1898


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5.  Other Events.
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On November 12, 2002, the Registrant commenced an offering of 700,000 shares of its common stock. These shares of the Registrant's common stock are being sold in a best efforts public offering managed by McKinnon & Company, Inc, Norfolk, Virginia. The Registrant has the option to increase the number of shares offered by an additional 105,000.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CAROLINA BANK HOLDINGS, INC.



                                  By:  /s/ Robert T. Braswell
                                       -------------------------------------
                                       Robert T. Braswell
                                       President and Chief Executive Officer

Dated:  November 13, 2002



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                                  EXHIBIT INDEX
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          Exhibit
          Number                          Description of Exhibit
          -------                         ----------------------
           99.1                                Press Release



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